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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                          STATE OF
                                                                                      INCORPORATION OR
                                 CORPORATE NAME                                         ORGANIZATION

Advanced Rx Services, Inc.......................................................         New Jersey
Beachwood HealthCare Management, Inc............................................          Delaware
Cheshire Long Term Care Pharmacy, Inc...........................................         Connecticut
HLF Adult Home Pharmacy Corp....................................................          New York
IV-A-Care of Wisconsin, Inc. ...................................................          Wisconsin
JK Medical Services, Inc........................................................          Oklahoma
Kinetic Services, Inc...........................................................         California
Look Drug Stores, Inc...........................................................          Wisconsin
Management & Network Services, Inc..............................................            Ohio
Marlowe Nursing Center Services Limited Partnership.............................          Delaware
Medi Centre, Inc................................................................          Michigan
NCS Daven Drug, Inc.............................................................            Ohio
NCS HealthCare of Arizona, Inc..................................................            Ohio
NCS HealthCare of Arkansas, Inc.................................................            Ohio
NCS HealthCare of California, Inc...............................................            Ohio
NCS HealthCare of Florida, Inc..................................................            Ohio
NCS HealthCare of Illinois, Inc.................................................          Illinois
NCS HealthCare of Indiana, Inc..................................................           Indiana
NCS HealthCare of Iowa, Inc.....................................................            Ohio
NCS HealthCare of Kansas, Inc...................................................            Ohio
NCS HealthCare of Kentucky, Inc.................................................            Ohio
NCS HealthCare of Maryland, Inc.................................................            Ohio
NCS HealthCare of Massachusetts, Inc............................................            Ohio
NCS HealthCare of Michigan, Inc.................................................            Ohio
NCS HealthCare of Minnesota, Inc................................................            Ohio
NCS HealthCare of Missouri, Inc.................................................            Ohio
NCS HealthCare of Modesto, Inc..................................................            Ohio
NCS HealthCare of Montana, Inc..................................................            Ohio
NCS HealthCare of Nebraska, Inc.................................................            Ohio
NCS HealthCare of New Mexico, Inc...............................................            Ohio
NCS HealthCare of New York, Inc.................................................            Ohio
NCS HealthCare of North Carolina, Inc...........................................            Ohio
NCS HealthCare of Ohio, Inc.....................................................            Ohio
NCS HealthCare of Oklahoma, Inc.................................................          Oklahoma
NCS HealthCare of Oregon, Inc...................................................            Ohio
NCS HealthCare of Pennsylvania, Inc.............................................        Pennsylvania
NCS HealthCare of Rhode Island, Inc.............................................        Rhode Island
NCS HealthCare of South Carolina, Inc...........................................            Ohio
NCS HealthCare of Tennessee, Inc................................................            Ohio
NCS HealthCare of Texas, Inc....................................................            Ohio
NCS HealthCare of Vermont, Inc..................................................            Ohio


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
                                                                                          STATE OF
                                                                                      INCORPORATION OR
                                 CORPORATE NAME                                         ORGANIZATION

NCS HealthCare of Washington, Inc...............................................            Ohio
NCS HealthCare of Wisconsin, Inc................................................            Ohio
NCS of Missouri, Inc............................................................          Delaware
NCS Quality Care Pharmacy, Inc..................................................            Ohio
NCS Services, Inc...............................................................            Ohio
NCS Unlimited, Inc..............................................................          Illinois
NDS Consulting, Inc.............................................................            Ohio
PharmaSource Healthcare, Inc....................................................           Georgia
Rescot Systems Group, Inc.......................................................        Pennsylvania
Thrifty Medical Supply, Inc.....................................................          Oklahoma
Uni-Care Health Services, Inc...................................................        New Hampshire
Uni-Care Health Services of Maine, Inc. ........................................        New Hampshire


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